                         SUPPLEMENT DATED AUGUST 1, 2005
                                       TO
                          PROSPECTUS DATED MAY 2, 2005

This supplement is intended to be distributed with the prospectus dated May 2, 2005 for Venture III variable annuity contracts issued by John Hancock Life Insurance Company of New York.

For applications received on or after August 1, 2005, we are increasing the fee for the optional Annual Step Death Benefit for contracts issued with this benefit. We add the following to the Fee Tables section of the prospectus to reflect this increase:

                        SEPARATE ACCOUNT ANNUAL EXPENSES(A)
Optional Annual Step Death Benefit Fee (for contracts issued               0.20%
with this benefit based on an application received on or
after August 1, 2005)


TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITH ANNUAL STEP                   1.85%
DEATH BENEFIT) FOR CONTRACTS ISSUED WITH THIS BENEFIT, BASED
ON AN APPLICATION RECEIVED ON OR AFTER AUGUST 1, 2005

(A) A daily charge reflected as a percentage of the variable investment accounts unless otherwise noted.

We also revise Example 1 on page 11 of the prospectus to reflect this increase, as follows:

CURRENTLY OFFERED VENTURE III CONTRACTS. The following example assumes that you invest $10,000 in a contract with the Annual Step Death Benefit and Principal Plus optional riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         Example 1. Maximum portfolio operating expenses - Currently offered VENTURE III Contract with optional riders (on or after August 1, 2005):

                                                       1 YEAR    3 YEARS     5 YEARS     10 YEARS
If you surrender the contract at the end of the
applicable time period:                                $1,000    $ 1,742     $ 2,315     $  4,693
                                                       ------    -------     -------     --------

If you annuitize, or do not surrender the contract
at the end of the applicable time period:              $  453      1,374     $ 2,315     $  4,693
                                                       ------    -------     -------     --------


NYVenture III-333-83558